SUBSCRIPTION AGREEMENT

United Security Bancshares

2126 Inyo Street

Fresno, CA 93721

(559) 248-4943

Ladies and Gentlemen:

Re:	Subscription for the Purchase of Common Stock

1.            Subscription. The undersigned (the “Investor”) subscribes for and agrees to purchase the number of shares of common stock (“Shares”) of United Security Bancshares, a bank holding company, (the “Company”) set forth on the signature page below. The Shares are being offered for sale at $____ per Share. The Investor acknowledges and agrees that this subscription is irrevocable and that this subscription may not be withdrawn by the Investor unless the Company rejects this subscription. It is understood and agreed by the Investor that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when the subscription has been approved by the Board of Directors of the Company, and an authorized officer of the Company has signed the signed subscription agreement. Thereafter, a certificate representing the subscribed amount of Shares shall be delivered to the Investor. For purposes of this Subscription Agreement, references to the “undersigned” refer to the undersigned and the Investor, where applicable.

2.            Payment of Purchase Price; Delivery of Shares.

(a)          The Investor herewith delivers the aggregate purchase price for the Shares by check or wire transfer in immediately available funds together with this Subscription Agreement completed and signed, and the accompanying Investor Questionnaire completed and signed. If the Investor delivers the aggregate purchase price for the Shares herewith and this subscription is not accepted, promptly after the Closing the Company will return the portion of the purchase price in excess of the amount the Investor’s subscription that has been accepted, if any, without interest.

(b)          This Subscription Agreement and funds for the purchase of Shares should be addressed to the Company as follows:

United Security Bancshares

Attention: Dennis Woods, CEO and President

2126 Inyo Street

Fresno, CA 93721

Checks for the purchase of Shares should be made to United Security Bancshares as follows:

United Security Bancshares -Stock Subscription Account

Wire Instructions:

Routing/Transit Number:	________

Online Federal Reserve Bank
Abbreviated Name:	_____________ Bank

Credit To:	United Security Bancshares
Stock Subscription Account

Further Credit: [Investor’s Name/Registration – Please Provide]

(c)          As soon as practicable after the closing of the Offering, the Company shall deliver with respect to accepted subscriptions a certificate or certificates representing the Shares to the Investor.

3.            Representations, Warranties and Covenants of the Investor. To induce the Company to accept this subscription, the Investor represents, warrants and covenants as follows:

(a)          The Investor has been furnished and has carefully read this Subscription Agreement relating to the offering of the Shares by the Company, including all the appendices thereto. The Investor is not relying upon any other information, representation or warranty by the Company or any agent of it in determining to invest in the Company. The Investor has consulted to the extent deemed appropriate by the Investor with the Investor’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that an investment in the Shares is suitable and appropriate for the Investor.

(b)          The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the economic risks and lack of liquidity of an investment in the Shares, is able to bear the risk of loss of its entire investment in the Shares and understands the risks of, and other considerations relating to, the purchase of the Shares.

(c)          The Investor understands that the Shares have not been registered under the Securities Act, the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated. The Investor understands and agrees further that the Shares must be held indefinitely and may only be transferred in accordance with the restrictions set forth in a legend substantially in the form set forth below which will be placed on the certificate or certificates evidencing the Shares issued to the Investor at the Closing:

The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the issuer for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the issuer.

(d)          The Investor is purchasing the Shares for its own account, with the intention of holding the Shares for investment and with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares. The Shares to be acquired hereunder are being acquired by the Investor for investment purposes only and not with a view to resale or distribution.

(e)          To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Company and the offering of the Shares, and the Investor has been afforded the opportunity to ask questions of representatives of the Company concerning the Company and the terms and conditions of the Offering.

(f)          The attached Investor Questionnaire that the Investor has completed and all of the statements, answers and information therein are true and correct as of the date hereof and will be true and correct as of the date of the Closing. The Investor Questionnaire is incorporated herein by this reference.

(g)          The foregoing representations, warranties, and covenants and all other information which the Investor has provided concerning the Investor and the Investor’s financial condition are true and accurate as of the date hereof. The Investor agrees to immediately notify the Company if any information, representations, warranties, and covenants of the Investor contained in this Subscription Agreement, including the Investor Questionnaire, becomes untrue prior to the Closing.

(h)          All action on the part of the Investor, and if the Investor is a corporation, its officers, directors, and stockholders, necessary for the purchase of the Shares pursuant hereto and the performance of the Investor's obligations hereunder, has been taken.

(i)          The Investor represents that it is an “accredited investor” as that term is defined in SEC Rule 501(a) of Regulation D, 17 C.F.R. 230.501(a).]

4.            Survival of Representations and Warranties; Indemnification. All representations, warranties and covenants contained herein or made in writing by the Investor in connection with the transactions contemplated by this Subscription Agreement shall survive the issuance and sale of the Shares.

5.            Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

6.            Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by fax and confirmed, or when mailed, first-class postage prepaid, (a) if to the Investor, to the Investor at the address or facsimile number set forth in the Investor Questionnaire attached hereto, or to such other address or facsimile number as the Investor shall have furnished to the Company in writing, and (b) if to the Company, to United Security Bancshares, Attention: Dennis Woods, 2126 Inyo Street, Fresno, CA 93721 (559) 248-4943 or to such other address or addresses, or facsimile number or numbers, as the Company shall have furnished to the Investor in writing, provided that any notice to the Company shall be effective only if and when received by the Company.

7.            Miscellaneous. This Subscription Agreement is not assignable by the Investor without the prior written consent of the Company. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may be amended only by a writing executed by both of the parties hereto. The Investor Questionnaire, including without limitation the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date

Amount of Shares Subscribed $___________________

INDIVIDUAL INVESTOR:

(Print Name)

(Signature)

INDIVIDUAL INVESTOR:

(Print Name)

(Signature)

TRUST, CUSTODIAL ACCOUNT
OR OTHER INVESTOR:

(Print Name of Entity)
By:
(Signature)

(Print Name and Title)

ACCEPTANCE OF SUBSCRIPTION

(to be filled out only by the Company)

The Company hereby accepts the above application for subscription for the Shares.

UNITED SECURITY BANCSHARES

By:
Name:
Title:

Date:

INVESTOR QUESTIONNAIRE

A.	GENERAL INFORMATION

1.	Print Full Name of Investor:	Individual Investor:

		First	Middle	Last

Trust, Custodial Account or Other Investor:

Name of Entity

2.	Address for Notices:

3.	Telephone Number:

4.	Telecopier Number:

5.	Permanent Address:
(if different from address
for Notices above)

6.	U.S. Taxpayer Identification or
Social Security Number:

7.	E-mail address:

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B.	ACCREDITED INVESTOR STATUS

The Investor represents and warrants that the Investor is either (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below that are next to the categories under which the Investor qualifies as an accredited investor or (ii) not an “accredited investor” and has so indicated in the appropriate box below:

For Individuals:

☐	(A)	A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including real property (excluding the primary residence), home furnishings and automobiles (and including property owned by a spouse), over total liabilities (excluding the mortgage on the primary residence unless it exceeds the residence’s fair market value.)

☐	(B)	A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.
For Entities:
☐	(C)	An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust may be an equity owner).

☐	(D)	An organization described in Section 50l(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

☐	(E)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

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☐	(F)	An employee benefit plan within the meaning of ERISA if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors and the investments are made only on behalf of those accredited investors.

Other Qualification:

☐		The Investor is an “accredited investor” by means other than those categories listed above, including a qualified institutional investor such as a bank, savings and loan acting in individual or fiduciary capacity, registered broker-dealer, qualifying insurance company, qualifying investment company, or other qualifying company under Rule 501(a)(1) or (2) of Regulation D. Include on a supplement sheet the details of the Investor meeting the qualified institutional definition.

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C.	SUPPLEMENTAL DATA FOR ENTITIES

1.	If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section of the Investor Questionnaire):

Legal form of entity (trust, etc.):

Jurisdiction of organization:

2.	Are holders of beneficial interests in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes                                    ☐ No

3.(a)        Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F .R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or U.S. entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act, and in which 25% or more of the value of any class of equity interests is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interests held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes                                   ☐ No

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3.(b)        If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes                                    ☐ No

If the question above was answered “Yes,” please indicate what percentage of the Investor’s assets invested in the Company is subject to ERISA:

 ________________________

4.(a)	Is the Investor a grantor trust, a partnership or an S Corporation for U.S. federal income tax purposes?

☐ Yes                                    ☐ No

4.(b)	If the previous question was answered “Yes,” please indicate whether or not more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the Company’s existence be) attributable to the Investor’s (direct or indirect) interest in the Company.

☐ Yes                                    ☐ No

D.	RELATED PARTIES:

1.	To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes                                    ☐ No

2.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, po1icy owner or other beneficial owner of equity interests in the Investor)?

☐ Yes                                    ☐ No

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The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase and own Shares in the Company. The Investor agrees to notify the Company immediately if (i) any representation or warranty contained in the Subscription Agreement, including this Investor Questionnaire, becomes untrue prior to the closing of the transactions contemplated hereby or (ii) any response to any question contained in Sections C or D of this Investor Questionnaire becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Shares. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Company and any agents thereof from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

Signatures:

INDIVIDUAL INVESTOR:

(Signature)

(Print Name)

INDIVIDUAL INVESTOR:

(Signature)

(Print Name)

TRUST, CUSTODIAL ACCOUNT
OR OTHER INVESTOR:

(Name of Entity)

By:
(Signature)

(Print Name and Title)

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